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NATIONWIDE LIFE INSURANCE COMPANY                                  [THE BEST OF AMERICA(R) AMERICA'S INCOME ANNUITY]

P.O. BOX [182021] APPLICATION FOR

COLUMBUS, OHIO [43218-2021]                                 INDIVIDUAL SINGLE PURCHASE PAYMENT IMMEDIATE VARIABLE AND/OR
[1-800-452-7126]                                                                FIXED INCOME ANNUITY
                                                                          $35,000 MINIMUM PURCHASE PAYMENT

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CONTRACT TYPE               THIS CONTRACT IS ESTABLISHED AS A:                     A CONTRACT TYPE MUST BE SELECTED
[ ]  NON-QUALIFIED          [ ]  IRA    [ ]     ROTH IRA         [ ]   403(b) TSA (Non-ERISA only, Additional Forms are Required)

----------------------------------------- ------------------------------------------------------------------------------------------
PARTIES TO THE CONTRACT
CONTRACT OWNER
Last Name:                                                           First Name:                                      MI:
              ------------------------------------------------                   ------------------------------------     ----------
Address:
              ----------------------------------------------------------------------------------------------------------------------
Date of Birth:                          Sex  M   F                   Soc. Sec. No. or Tax ID:
               ---------------------
Telephone No.:
              -------------------------------------------------
Employer/Trust:
                -----------------------------------------------
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  JOINT OWNER (Joint Owners limited to spouses except in HI, NY, PA, or VT.)
Last Name:                                                           First Name:                                      MI:
              ------------------------------------------------                   ------------------------------------     ----------
Address:
              ----------------------------------------------------------------------------------------------------------------------
Date of Birth:                          Sex  M   F                   Soc. Sec. No. or Tax ID:
               ---------------------                                                          --------------------------------------
Employer/Trust:
                --------------------------------------------------------------------------------------------------------------------
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ANNUITANT (Age 85 or younger)
Last Name:                                                           First Name:                                      MI:
              ------------------------------------------------                   ------------------------------------     ----------
Address:
              ----------------------------------------------------------------------------------------------------------------------
Date of Birth:                          Sex  M   F                   Soc. Sec. No. or Tax ID:
               ---------------------                                                          --------------------------------------
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PAYEE (IF NO PAYEE IS DESIGNATED, THE PAYEE WILL BE THE ANNUITANT)
Last Name:                                                           First Name:                                      MI:
              ------------------------------------------------                   ------------------------------------     ----------
Address:
              ----------------------------------------------------------------------------------------------------------------------
Date of Birth:                          Sex  M   F                   Soc. Sec. No. or Tax ID:
               ---------------------                                                          --------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
  JOINT ANNUITANT (Age 85 or younger)
Last Name:                                                           First Name:                                      MI:
              ------------------------------------------------                   ------------------------------------     ----------
Address:
              ----------------------------------------------------------------------------------------------------------------------
Date of Birth:                          Sex  M   F                   Soc. Sec. No. or Tax ID:
               ---------------------                                                          --------------------------------------

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BENEFICIARIES (Whole Percentage Only: Allocation to all Primaries must equal 100%; Allocation to all Contingents must also equal
100%.)

PRIMARY                         Allocation                        %
                                                  ----------------
Last Name:                          First Name:                MI:           Relationship to Annuitant
              ----------------------            --------------     ----------                          -----------------------------
Address:
              ----------------------------------------------------------------------------------------------------------------------
Date of Birth:                                                    Soc. Sec. No. or Tax ID:
               ---------------------                                                       --------------------------------
 PRIMARY   CONTINGENT           Allocation                        %
                                                  ----------------
Last Name:                          First Name:                MI:           Relationship to Annuitant
              ----------------------            --------------     ----------                          -----------------------------
Address:
              ----------------------------------------------------------------------------------------------------------------------
Date of Birth:                                                              Soc. Sec. No. or Tax ID:
               ---------------------                                                                 ------------------------------
 PRIMARY   CONTINGENT           Allocation                       %
                                                  ---------------
Last Name:                          First Name:                MI:           Relationship to Annuitant
              ----------------------            --------------     ----------                          -----------------------------
Address:
              ----------------------------------------------------------------------------------------------------------------------
Date of Birth:                                                    Soc. Sec. No. or Tax ID:
               ---------------------                                                       ------------------------

--------------------------------------------------------------------------------- --------------------------------------------------

GUARANTEED VARIABLE ANNUITY PAYMENT (GVAP) RIDER
(ELECTION OF THIS RIDER AUTOMATICALLY SETS YOUR  ASSUMED INVESTMENT RETURN AT 3.0%)

TO ELECT THIS RIDER, SELECT ONE OF THE 2 PAYMENT GUARANTEE OPTIONS BELOW (NOT AVAILABLE WITH TERM CERTAIN OPTIONS OF LESS THAN 10 YEARS).

[ ]  75% STEP UP PAYMENT GUARANTEE                                   [ ]        85% LEVEL PAYMENT GUARANTEE

ELECTION OF EITHER OF THESE OPTIONAL RIDER GUARANTEES INCREASES YOUR VARIABLE
ACCOUNT CHARGES. PLEASE READ THE RIDER AND PROSPECTUS CAREFULLY.
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PURCHASE PAYMENT ALLOCATION                 WHOLE PERCENTAGES ONLY, MUST TOTAL 100%. A CONTRACT CANNOT BE ISSUED UNLESS THIS
                                            SECTION IS IS COMPLETED.


ALLOCATION OF PURCHASE PAYMENT TO FIXED ANNUITY PAYMENTS:              %
                                                              ---------
ALLOCATION OF PURCHASE PAYMENT TO VARIABLE ANNUITY PAYMENTS:           %
                                                              ---------

ASSUMED INVESTMENT RETURN (AIR) FOR VARIABLE ANNUITY PAYMENTS:       [ ]  3.5%  [ ]  5.0%*  [ ]  6.0%**

*This rate is not permitted in FL   **This rate is not permitted in FL, NY, or OK

IF NO AIR IS ELECTED, THE AIR FOR THE CONTRACT WILL BE 3.5% (IF THE GVAP RIDER
IS ELECTED THE AIR WILL BE AUTOMATICALLY SET AT 3.0%.).
ANNUAL BENEFIT LEVELING FOR VARIABLE ANNUITY PAYMENTS                [ ]   YES   [ ]   NO

IF ANNUAL BENEFIT LEVELING IS ELECTED, ANNUAL FREQUENCY OF PAYMENTS CANNOT BE
CHOSEN.
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PURCHASE PAYMENT
Purchase Payment $                   submitted  (minimum  $35,000).  A copy of this  application  properly  signed by the registered
                  ------------------
representative*  will  constitute  receipt  for such  amount.  If this  application  is  declined  by  Nationwide,  there will be no liability on the part of Nationwide, and any payments submitted with this application will be refunded.
*REGISTERED REPRESENTATIVES ARE INSURANCE AGENTS
PAYMENT SUBMITTED VIA:        [ ]     Payment Enclosed       [ ]     1035(a) Exchange        [ ]        Transfer/ Rollover

---------------------------- -------------------------------------------------------------------------------------------------------

INCOME OPTIONS               ONLY ONE  OPTION MAY BE ELECTED  AND CANNOT BE  CHANGED.  IF A BIRTH  CERTIFICATE  IS  REQUIRED  FOR AN
                             INCOME  OPTION  AND ITS NOT  INCLUDED  WITH  THE  APPLICATION,  THE  APPLICATION  WILL BE  REJECTED  BY
                             NATIONWIDE.

 SINGLE LIFE WITH TERM CERTAIN YEARS* SELECT            [ ]  10 YEARS  [ ]   15 YEARS OR [ ]   20 YEARS
 SINGLE LIFE CASH REFUND*
 SINGLE LIFE*
 JOINT AND LAST SURVIVOR** SELECT    [ ]   50% [ ]  75% OR [ ] 100%
 JOINT AND 100% LAST SURVIVOR WITH TERM CERTAIN YEARS** SELECT [ ]  10 YEARS  [ ]  15 YEARS  OR  [ ]  20 YEARS
 JOINT AND 100% LAST SURVIVOR WITH CASH REFUND**
 JOINT AND 50%  SURVIVOR**
 TERM CERTAIN                        YEARS  (BETWEEN 5 AND 30 YEARS) OPTIONS OF 10 YEARS OR LESS NOT AVAILABLE WITH THE GVAP RIDER.
         *BIRTH CERTIFICATE OF ANNUITANT REQUIRED    **BIRTH CERTIFICATE OF BOTH ANNUITANT AND JOINT ANNUITANT REQUIRED
------------------------------------- ----------------------------------------------------------------------------------------------
INCOME START DATE                                                 EACH PERIODIC PAYMENT IS TYPICALLY RECEIVED WITHIN SEVEN TO TEN
                                      ---------------------------
                                      DAYS FOLLOWING THE INCOME PAYMENT DATE.
--------------------------------------------- --------------------------------------------------------------------------------------
FREQUENCY OF PAYMENTS                [ ]   Monthly [ ]  Quarterly  [ ]   Semi-Annually [ ]  Annually*
                                        *NOT AVAILABLE IF ANNUAL BENEFIT LEVELING IS CHOSEN.
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ELECTION OF PAYMENT METHOD                            IF NO PAYMENT METHOD IS ELECTED, THE PAYMENT METHOD WILL BE PAPER CHECK.

[ ] Electronic Funds Transfer   [ ] Check Payment  A FEE MAY BE ASSESSED UPON CHECK PAYMENTS
------------------------------------------------------------------------------------------------------------------------------------
Bank Name and Address                                 Bank Telephone Number  (   )
                                                                             ---------------------
----------------------------------------------------- ------------------------------------------------------------------------------
                                                      Type of Account (Please attach voided check or letter of instruction from your bank on bank letterhead) Checking Savings
----------------------------------------------------- ------------------------------------------------------------------------------
Bank Routing No.                                      Bank Account No.
----------------------------------------------------- ------------------------------------------------------------------------------
FEDERAL                                               INCOME TAX WITHHOLDING IF NO WITHHOLDING IS SPECIFIED, NATIONWIDE WILL
                                                      SET A DEFAULT WITHHOLDING AT THE AMOUNT REQUIRED BY  THE IRS AND/OR THE IRC.

A. [ ] I elect to have no income tax withheld from my income payments (do not complete B or C)

B.   [ ] I want my withholding from each income payment to be figured using the number of allowances and marital status shown
         Allowances           [ ]  Single    [ ]   Married   [ ]  Married, but withhold at higher single rate

     (you may also designate an additional amount in item C)

C. [ ] Withhold the following additional amount from each income payment (you must complete B) $

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TELEPHONE TRANSFER AUTHORIZATION
Yes __________ (initial by Contract Owner)

I authorize and direct Nationwide to accept telephone instructions from the broker of record, at time of contract issuance, directing Nationwide to exchange among investment options and or allocate future contributions. The power is personal to the broker of record and may only be delegated strictly for purposes of administrative processing by representatives authorized by the broker of record by written notification to Nationwide.

I and the broker of record agree, for ourselves, our heirs, the legal representatives of our estates, their successors and assigns, to release Nationwide from any liability in reliance on instructions given pursuant to the above authority. We jointly and severally agree to indemnify Nationwide for and against any claim, liability or expense arising out of any action by e Nationwide in reliance of such instructions. The power is not available for use by any person or organization providing market timing advice.

----------------------------------------------------- ------------------------------------------------------------------------------
REMARKS

IAA-0100AO.1
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ALLOCATION OF INVESTMENT OPTIONS TO PROVIDE VARIABLE ANNUITY PAYMENTS             WHOLE PERCENTAGES ONLY, MUST TOTAL 100%.



IF THE GVAP RIDER IS ELECTED, AND THERE IS ANY ALLOCATION TO A CATEGORY II FUND, THEN AT LEAST 20% OF THE VARIABLE PORTION OF THE
PURCHASE PAYMENT MUST BE ALLOCATED TO A CATEGORY I FUND. The underlying investment options listed on this application are only available in variable annuity insurance products issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. They are NOT offered to the general public directly.

UNDERLYING MUTUAL FUNDS SHOWN BELOW DESIGNATED BY AN ** MAY INCLUDE RESTRICTIONS AND/OR CHARGES, PLEASE REVIEW THE UNDERLYING FUND
PROSPECTUS CAREFULLY.

             CATEGORY I                                                                   CATEGORY II (CONTINUED)
  AMERICAN CENTURY VARIABLE                                                       FIDELITY VARIABLE INSURANCE PRODUCTS FUND III
  PORTFOLIOS, INC.                                                                        %   VIP Mid Cap Portfolio: Service
          %   American Century VP Inflation                                                   Class 2
              Protection Fund: Class II                                                   %   VIP Value Strategies Portfolio:
  FEDERATED INSURANCE SERIES % Federated Quality Bond Fund II:                                Service Class
              Primary Shares                                                      FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
                                                                                  TRUST
  FIDELITY VARIABLE INSURANCE                                                             %   Franklin Rising Dividends Securities
  PRODUCTS FUND II                                                                            Fund: Class II
          %   VIP Investment Grade Bond Portfolio:                                GARTMORE VARIABLE INSURANCE TRUST (GVIT)
              Service Class                                                               %   Dreyfus GVIT Mid Cap Index Fund:
  GARTMORE VARIABLE INSURANCE                                                                 Class I
  TRUST (GVIT)                                                                            %   Gartmore GVIT Investor Dest.
          %   Gartmore GVIT Government Bond                                                   Aggressive Fund: Class II
              Fund:  Class I                                                              %   Gartmore GVIT Mid Cap Growth
          %   Gartmore GVIT Money Market Fund:                                                Fund: Class I
              Class I                                                                     %   Gartmore GVIT Nationwide(R) Fund:
  NEUBERGER BERMAN ADVISERS                                                                   Class I
  MANAGEMENT TRUST                                                                        %   Gartmore GVIT U.S. Growth Leaders
          %   AMT Limited Maturity Bond Portfolio:                                            Fund: Class I
              Class I                                                                     %   Van Kampen GVIT Comstock Value
  T. ROWE PRICE EQUITY SERIES, INC.                                                           Fund: Class I
          %   T. Rowe Price Limited Term                                        MFS(R) VARIABLE INSURANCE TRUST
              Bond Portfolio: Class II                                                    %   MFS Investors Growth Stock
  VAN KAMPEN                                                                                  Series: Service Class
  THE UNIVERSAL INSTITUTIONAL FUNDS, INC.                                                 %   MFS Value Series: Service
          %   Core Plus Fixed Income Portfolio:                                               Class
              Class II                                                          NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
                 CATEGORY II                                                              %   AMT Regency Portfolio: Class S
  AIM VARIABLE INSURANCE FUNDS, INC.                                                      %   AMT Socially Responsible Portfolio
          %   AIM V.I. Basic Value Fund:                                        OPPENHEIMER VARIABLE ACCOUNT FUNDS
    ------                                                                                %   Oppenheimer Capital Appreciation
              Series II                                                                       Fund/VA: Non-Service Shares
          %   AIM V.I. Capital Appreciation                                               %   Oppenheimer Main Street(R) Small Cap
                                                                                              Fund/VA: Non-Service Shares
              Fund: Series II                                                   T. ROWE PRICE EQUITY SERIES, INC.
          %   AIM V.I. Capital Development                                                %   T. Rowe Price Blue Chip Growth
              Fund: Series II                                                                 Class II
  AMERICAN CENTURY VARIABLE                                                               %   T. Rowe Price Equity Income
  PORTFOLIOS, INC.                                                                            Class II
          %   American Century VP Ultra Fund:                                                  CATEGORY III
              Class I                                                             FIDELITY VARIABLE INSURANCE PRODUCTS FUND IV
          %   American Century VP Value Fund:                                             %   Fidelity VIP Freedom Fund 2010
              Class I                                                               ------
          %   American Century VP Vista Fund:                                                 Portfolio: Service Class 2
              Class II                                                                    %   Fidelity VIP Freedom Fund 2020
          %   American Century VP Mid Cap Value                                     ------
              Fund: Class II                                                                  Portfolio: Service Class 2
  DREYFUS                                                                                 %   Fidelity VIP Freedom Fund 2030
          %   Dreyfus Stock Index Fund, Inc.:                                       ------
              Initial Shares                                                                  Portfolio: Service Class 2
          %   Dreyfus Variable Investment Fund - Appreciation Portfolio:          GARTMORE GVIT INVESTOR DESTINATIONS FUNDS
              Initial Shares                                                              %   Gartmore GVIT Investor Dest.
  FIDELITY VARIABLE INSURANCE PRODUCTS FUND                                                   Conservative Fund: Class II
          %   VIP Equity-Income Portfolio:                                                %   Gartmore GVIT Investor Dest.
              Service Class                                                                   Moderate Fund: Class II
          %   VIP Growth Portfolio: Service                                               %   Gartmore GVIT Investor Dest.
              Class                                                                           Moderately Aggressive Fund:
  FIDELITY VARIABLE INSURANCE PRODUCTS FUND II                                                Class II
          %   VIP Contrafund(R) Portfolio:                                                %   Gartmore GVIT Investor Dest.
              Service Class                                                         ------
                                                                                              Moderately Conservative Fund:
                                                                                              Class II
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                    CATEGORY IV

    FUNDS NOT AVAILABLE WITH THE GUARANTEED VARIABLE ANNUITY PAYMENT RIDER:

   DREYFUS
          %   Dreyfus GVIT International Fund:
              Class VI
          %   Dreyfus Investment Portfolios -
               Small Cap Stock Index
              Portfolio: Service Shares
   FIDELITY VARIABLE INSURANCE
   PRODUCTS FUND
          %   VIP Overseas Portfolio: Service
              Class R**
   FIDELITY VARIABLE INSURANCE
   PRODUCTS FUND III
          %   VIP Natural Resources Portfolio
              Service Class 2**
   FRANKLIN TEMPLETON VARIABLE
   INSURANCE PRODUCTS TRUST
          %   Franklin Small Cap Value
              Securities Fund: Class 2
          %   Templeton Developing Markets Securities Fund: Class 3**
          %   Templeton Foreign Securities
              Fund: Class 3**
          %   Templeton Global Income Securities Fund: Class 3**
   GARTMORE VARIABLE INSURANCE
   TRUST (GVIT)
          %   Federated GVIT High Income Bond
              Fund: Class III**
          %   Gartmore GVIT Emerging Markets
              Fund: Class III**
          %   Gartmore GVIT Global Health
              Sciences Fund: Class III**
          %   Gartmore GVIT Global Technology &
    ------
              Communications Fund: Class III**
          %   GVIT Small Cap Growth Fund:
              Class I
          %   GVIT Small Cap Value Fund: Class I
          %   GVIT Small Company Fund: Class I
          %   Van Kampen GVIT Multi-Sector Bond
              Fund: Class I
   NEUBERGER BERMAN ADVISERS
   MANAGEMENT TRUST
          %   AMT Fasciano Portfolio: Class S
    ------
          %   AMT International Portfolio: Class S**
    ------
   OPPENHEIMER VARIABLE ACCOUNT
   FUNDS
          %   Oppenheimer Global Securities
              Fund/VA: Class III**
          %   Oppenheimer High Income Fund/VA: Service Shares
          %   Oppenheimer Main Street(R) Small Cap Fund/VA: Service ShareS
   VAN KAMPEN
   THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
          %   U.S. Real Estate Portfolio: Class II
    ------

CATEGORY I TOTAL                      %
                       ---------------
CATEGORY II TOTAL                     %
                        --------------
CATEGORY III TOTAL                    %
                        --------------
CATEGORY IV TOTAL                     %
                        --------------
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NOTICE TO AZ RESIDENTS ONLY:
Upon written request, Nationwide agrees to provide, within a reasonable time, reasonable factual information regarding the benefits and provisions of the annuity Contract to the Contract Owner. To be sure that the Contract Owner is satisfied with this Contract, the Contract Owner has the right to examine the Contract. Within ten days of the day the Contract is received by the Contract Owner, it may be returned to Nationwide's home office or the agent through whom it was purchased. Contract Owners age 65 or older on the date of application may return the Contract within thirty days of the day the Contract is received by the Contract Owner. When the Contract is received at the home office, Nationwide will void the Contract as though it had never been in force and the Contract Value will be refunded in full.

NOTICE TO FL, MN, ND, SC, SD, TX AND VT RESIDENTS ONLY:
Annuity payments, death benefits, surrender values, and other Contract values provided by this Contract, when based on the investment experience of a separate account are variable and may increase or decrease in accordance with the fluctuations in the net investment factor, as applicable, and are not guaranteed as to fixed-dollar amount, unless otherwise specified.

Additionally, any benefits, values or payments based on performance of the underlying investment options may vary and are NOT guaranteed by Nationwide Life Insurance Company, any other insurance company, by the U.S. Government, or any State Government. They are NOT federally insured by the FDIC, the Federal Reserve Board or any agency Federal or State.

NOTICE TO DC RESIDENTS ONLY: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

NOTICE TO AR, CO, KY, LA, ME, NM, OH AND TN RESIDENTS ONLY:
Any person who, knowingly and with intent to injure, defraud or deceive any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which may be a crime and may subject such person to criminal and civil penalties, fines, imprisonment, or a denial of insurance benefits.

NOTICE TO PR RESIDENTS: Any person who knowingly, or with the intention to defraud, includes false information in an application for insurance, or files, assists or abets in the filing of a fraudulent claim to obtain payment for a loss or other benefit, or files more than one claim for the same loss or damage, commits a felony. If found guilty, said person shall be punished for each violation with a fine of no less than five thousand dollars ($5,000), not to exceed ten thousand ($10,000); or imprisoned for a fixed term of three (3) years, or both. If aggravating circumstances are present, the jail term may be reduced to a minimum of two (2) years.

NOTICE TO WA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or knowingly makes a false statement in an application for insurance may be guilty of a criminal offense under state law.

NOTICE TO OK AND PA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

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CONTRACT OWNER SIGNATURES
Are you a U.S. Citizen? [ ] Yes [ ]  No   If No, country of citizenship

[ ]  Yes [ ]  No         Do you have existing life insurance or annuity contracts?
[ ]  Yes [ ]  No         Will the applied for Contract replace existing annuities or insurance?

CONTRACT OWNERS E-MAIL ADDRESS

STATE IN WHICH APPLICATION WAS SIGNED                                  DATE
                                      ------------------------              ------------------------

To authorize Nationwide to allow the exercise of ownership rights independently by EITHER the Contract Owner or Joint Owner,
both owners please initial here:       (Contract Owner)     (Joint Owner)

The contract payments or values under the variable annuity provisions of the Contract are variable and are not guaranteed as to fixed dollar amount.

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I UNDERSTAND THAT THE INCOME START DATE IS THE DATE PAYMENTS WILL COMMENCE, HOWEVER, PAYMENTS ARE TYPICALLY RECEIVED WITHIN SEVEN TO
TEN DAYS FOLLOWING THE INCOME PAYMENT DATE.
------------------------------------------------------------------------------------------------------------------------------------

TO THE BEST OF MY KNOWLEDGE AND BELIEF, I REPRESENT MY ANSWERS TO THE ABOVE QUESTIONS TO BE ACCURATE AND COMPLETE. I ACKNOWLEDGE
THAT I HAVE RECEIVED AND UNDERSTAND THE CURRENT PROSPECTUS FOR THIS ANNUITY CONTRACT.

NOTICE TO FL RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any Company files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

CONTRACT OWNER                                                        JOINT OWNER
               -----------------------------------------------                   -----------------------------------------------
                                    Signature                                                        Signature
--------------------------------------------------------------- --------------------------------------------------------------------
REGISTERED REPRESENTATIVE* INFORMATION

 Yes No Do you have any reason to believe the Contract applied for is to replace existing annuities or insurance?
REGISTERED REPRESENTATIVE*
                                                                        Signature
       Florida License Identification #: (Florida Agents only)
       NAME
                                                                      (Please Print)
       REGISTERED REPRESENTATIVE* SSN
       FIRM NAME                                                                   PHONE (           )
                      ----------------------------------------------------------         -------------
       ADDRESS
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